SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM T-1
               STATEMENT OF ELIGIBILITY UNDER THE

          TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                  DESIGNATED TO ACT AS TRUSTEE


  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                  PURSUANT TO SECTION 305(b)(2)


          NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

                           58-0193243
              (I.R.S. employer identification no.)

  600 Peachtree Street, N.E.
  Suite 900
  Atlanta, Georgia                                        30308
  (Address of principal executive offices)             (Zip Code)


                        John T. Henderson
          NationsBank of Georgia, National Association
                       Area Administration
                       6000 Feldwood Road
                  College Park, Georgia  30349
                         (404) 774-6074
    (Name, Address and telephone number of agent for service)


                         with a copy to:
          NationsBank of Georgia, National Association
                         Corporate Trust
                 600 Peachtree Street, Suite 900
                        Atlanta, GA 30308


               Coca-Cola Bottling Co. Consolidated
       (Exact name of obligor as specified in its charter)

       Delaware                                   56-0950585
  (State or other jurisdiction                    (IRS employer
  of incorporation or organization)               identification no.)

               Coca Cola Bottling Co. Consolidated
                        1900 Rexford Road
                Charlotte, North Carolina  28211
                         (704) 551-4400

    (Name, address, including zip code, and telephone number, including area code, of principal executive office)


                         Debt Securities
               (Title of the indenture securities)




1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          The Comptroller of the Currency,
          Washington, D.C.

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.




                           SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of July, 1994.

                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ Sandra Carreker        .
                                      Sandra Carreker
                                      Vice President




                      EXHIBIT 6 TO FORM T-1

                       CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Coca-Cola Bottling Co. Consolidated Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ Sandra Carreker       .
                                      Sandra Carreker
                                      Vice President




                            SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of July, 1994.

                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By:
                                   Sandra Carreker
                                   Vice President





                      EXHIBIT 6 TO FORM T-1

                       CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Coca-Cola Bottling Co. Consolidated Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By:
                                   Sandra Carreker
                                   Vice President




                      EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks


                       REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of Georgia, at the close of business on March 31, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281,
Comptroller of the Currency, Atlanta District.



Statement of Resources and Liabilities

                                                    Dollar Amounts in Thousands

ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin              1,322,088.
Securities:
   Held-to-maturity securities                                  1,421,482.
   Available-for-sale securities                                2,370,474.

Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds sold                                          1,303,530.
    Securities purchased under agreements to resell                 7,881.
Loans and lease financing receivables:
   Loans and leases, net of unearned income                     9,796,002.
   LESS: Allowance for loan and lease losses                      123,557.
   LESS: Allocated transfer risk reserve                               87.
   Loans and leases, net of unearned income,
   allowance, and reserve                                       9,672,358.
Assets held in trading accounts                                    23,788.
Premises and fixed assets (including capitalized leases)          185,336.
Other real estate owned                                            14,729.
Customers' liability to this bank on acceptances outstanding      249,002.
Intangible assets                                                  44,567.
Other assets                                                      256,203.
Total assets                                                   16,871,438.


LIABILITIES

Deposits:
   In domestic offices                                          8,693,074.
   Noninterest-bearing                                          2,856,181.
   Interest-bearing                                             5,836,893.

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds purchased                                     3,488,099.
    Securities sold under agreements to repurchase              2,301,917.
Demand notes issued to the U.S. Treasury                          146,636.
Trading Liabilities                                                19,766.
Other borrowed money:
   With original maturity of one year or less                     105,810.
   With original maturity of more than one year                       590.
Bank's liability on acceptances executed and outstanding          249,002.
Other liabilities                                                 851,200.
Total liabilities                                              15,856,094.

                     EQUITY CAPITAL
Common stock                                                       97,747.
Surplus                                                           231,313.
Undivided profits and capital reserves                            683,180.
Less: Net unrealized loss on marketable equity securities          (3,104)
Total equity capital                                            1,015,344.
Total liabilities, limited-life preferred stock,
 and equity capital                                            16,871,438.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


     Hugh M. Chapman
James R. Lientz, Jr.       Directors
    L.L. Gellerstedt